Exhibit 10.7

JOINDER TO

GENERAL INDEMNITY AGREEMENT

This JOINDER TO GENERAL INDEMNITY AGREEMENT (this “Joinder”) is made effective as of December 31, 2025 (the “Effective Date”), by and among Continental Heritage Insurance Company (“Surety”), Range Bluegrass Land, LLC, an Ohio limited liability company (the “Indemnitor”) and Reckoning Reclamation, LLC, an Ohio limited liability company (“Principal”).

WHEREAS, effective on or about December 20, 2023, Principal entered into that certain General Indemnity Agreement (the “Reckoning GIA”) indemnifying Surety for all losses related to the bonds issued thereunder;

WHEREAS, Surety issued bonds pursuant to the Reckoning GIA for certain permits at the Premier Elkhorn and Cambrian Coal Mining Complexes in Floyd, Letcher, and Pike Counties, Kentucky (“Premier-Cambrian Mines”);

WHEREAS, pursuant to a Purchase and Sale Agreement effective the date hereof (the “Range PSA”), the Indemnitor has agreed to be responsible for the oversight, management and release of the permits retained by Principal as identified on Exhibit A attached hereto (the “Reckoning Permits”) and certain attendant liabilities as defined in Section 3.3 of the Range PSA (the “Reckoning Permits Contingent Liability”);

WHEREAS, in support of the Surety’s bonds issued for the Reckoning Permits, the Indemnitor hereby pledges certain real and personal property assets purchased under the Range PSA (the “Indemnitor Assets”) as collateral in support of the bonds issued for the Reckoning Permits, to be secured and further defined by mortgages and UCC filings in favor of Surety (the “Perfected Liens”); and

WHEREAS, the Indemnitor wishes to join itself to the terms and conditions of the Reckoning GIA to pledge the Indemnitor Assets and provide the Perfected Liens in exchange for the Surety’s consent to the Principal and Indemnitor entering into the Range PSA.

NOW, THEREFORE, in consideration of the recitals above, incorporated herein by reference, and the parties’ mutual covenants, the parties agree as follows:

1. The Indemnitor agrees it is jointly and severally liable for the Reckoning Permits Contingent Liability related to the bonds issued by Surety for the Reckoning Permits pursuant to the Reckoning GIA irrespective of whether the bonds were issued before or after the Effective Date of this Joinder. For the avoidance of doubt, the Indemnitor further acknowledges that it fully indemnifies Surety for any losses Surety incurs or may incur related to any of the bonds supporting the Reckoning Permits to the extent of the Reckoning Permits Contingent Liability, including those issued prior to the effective date of this Joinder.

2. By executing and delivering this Joinder, the Indemnitor becomes a party to the Reckoning GIA as an “Indemnitor” thereunder and adopts the Reckoning GIA as provided herein. The Indemnitor agrees to be bound by all the terms, conditions and provisions of the Reckoning GIA, including the obligation to indemnify Surety for the Reckoning Permits Contingent Liability, and to that extent, assumes all the rights, duties, liabilities and obligations of an “Indemnitor” thereunder.

3. The Indemnitor hereby acknowledges and agrees that the Indemnitor Assets shall serve as collateral for, and are hereby attached to, all Obligations related to the Reckoning Permits Contingent Liability under the Reckoning GIA.

4. All other terms and conditions as set forth in the Reckoning GIA shall remain unchanged and be in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the Effective Date.

SURETY:

CONTINENTAL HERITAGE INSURANCE COMPANY

By:	Sean O’Brien

Its:	President

[SIGNATURES ON THE FOLLOWING PAGES]

INDEMNITOR:

RANGE BLUEGRASS LAND, LLC,
an Ohio limited liability company

By:
Name:	Michael R. Cavanaugh
Its:	Chief Executive Officer

STATE OF OHIO	)
) ss.:
COUNTY OF CUYAHOGA	)

I, ___________________________, a Notary Public in and for the State and County aforesaid, do hereby certify that Michael Cavanaugh, Chief Executive Officer of Range Bluegrass Land, LLC, an Ohio limited liability company, whose name as such is signed to the writing hereto annexed, has this day before me, in my said County, acknowledged the said writing on behalf of said company.

Given under my hand and notarial seal this 31st day of December, 2025.

My commission expires: _____________________.

PRINCIPAL:

RECKONING RECLAMATION, LLC,
an Ohio limited liability company

By:
Name:	James Davidson
Its:	Manager

STATE OF OHIO	)
) ss.:
COUNTY OF CUYAHOGA	)

I, ___________________________, a Notary Public in and for the State and County aforesaid, do hereby certify that James Davidson, Manager of Reckoning Reclamation, LLC, an Ohio limited liability company, whose name as such is signed to the writing hereto annexed, has this day before me, in my said County, acknowledged the said writing on behalf of said company.

Given under my hand and notarial seal this 31st day of December, 2025.

My commission expires: _____________________.

EXHIBIT A

Reckoning Permits